UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 15, 2021 (October 11, 2021)
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact name of registrant as specified in its charter)

Oregon	001-34624	93-1261319
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One SW Columbia Street, Suite 1200
Portland, Oregon  97258
(address of Principal Executive Offices) (Zip Code)

(503) 727-4100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☒ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock	UMPQ	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ ☐ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ☐ ]

Item 1.01 Entry into a Material Definitive Agreement.

On October 11, 2021, Umpqua Holdings Corporation, an Oregon corporation (“Umpqua”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Columbia Banking System, Inc., a Washington corporation (“Columbia”) and Cascade Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Columbia (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Umpqua (the “Merger”), with Umpqua surviving the merger (the “Surviving Entity”), and immediately following the Merger, the Surviving Entity will merge with and into Columbia (the “Second Step Merger”, and together with the Merger, the “Mergers”), with Columbia continuing as the surviving corporation in the Second Step Merger. Promptly following the Second Step Merger, Columbia’s wholly-owned subsidiary, Columbia State Bank, will merge with and into Umpqua’s wholly-owned subsidiary, Umpqua Bank (the “Bank Merger”), with Umpqua Bank as the surviving bank in the Bank Merger. The Merger Agreement was unanimously approved and adopted by the board of directors of each of Umpqua, Columbia and Merger Sub.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value, of Umpqua (“Umpqua Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Columbia, Umpqua or Merger Sub, will be converted into the right to receive 0.5958 of a share (the “Exchange Ratio”) of common stock, no par value, of Columbia (“Columbia Common Stock”). Holders of Umpqua Common Stock will receive cash in lieu of fractional shares.

At the Effective Time, each outstanding Umpqua equity award granted under Umpqua’s equity compensation plans (other than restricted stock unit awards granted to non-employee members of Umpqua’s board of directors) will generally be converted into a corresponding award with respect to Columbia Common Stock, with the number of shares underlying such award (and, in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio. Each such converted Columbia equity award will continue to be subject to the same terms and conditions as applied to the corresponding Umpqua equity award, except that (i) in the case of Umpqua performance share unit awards, the number of shares underlying the converted Columbia equity award will be adjusted based on the number of shares underlying the Umpqua performance share unit awards immediately prior to the Effective Time that would be earned generally assuming the achievement of the applicable performance goals based on the higher of target performance and actual performance, with such converted awards continuing to vest after the Effective Time solely based on continued service and (ii) in the case of deferred share awards of Umpqua common stock held by non-employee members of Umpqua’s board of directors, such awards will be converted into a fully vested deferred stock award of Columbia Common Stock adjusted based on the Exchange Ratio.  At the Effective Time, each outstanding restricted stock unit award granted under Umpqua’s equity compensation plans to non-employee members of Umpqua’s board of directors will fully vest and be cancelled and automatically converted into the right to receive Columbia Common Stock adjusted based on the Exchange Ratio.  In addition, at the Effective Time, each outstanding Columbia performance stock unit award granted under Columbia’s equity compensation plans will be converted into a Columbia restricted stock unit award based on the number of shares of Columbia Common Stock underlying such award immediately prior to the Effective Time that would be earned generally assuming the achievement of the applicable performance goals based on the higher of target performance and actual performance, with such awards continuing to vest after the Effective Time solely based on continued service.

The Merger Agreement also provides, among other things, that (i) effective as of the Effective Time, Cort L. O’Haver, the current President and Chief Executive Officer of Umpqua, will serve as Executive Chairman of the board of directors of the surviving corporation and, as of the effective time of the Bank Merger, the surviving bank, (ii) effective as of the Effective Time, Clint E. Stein, the current President and Chief Executive Officer of Columbia, will serve as the President and Chief Executive Officer, as well as a member of the board of directors, of the surviving corporation and, as of the effective time of the Bank Merger, Chief Executive Officer as well as a member of the board of directors of the surviving bank, and (iii) effective as of the Effective Time, Craig D. Eerkes will serve as the lead independent director of the board of directors of the surviving corporation and, as of the effective time of the Bank Merger, the surviving bank. In addition, the board of directors of the surviving corporation will and the surviving bank will each be comprised of fourteen (14) directors, of which seven (7) will be the former members of the board of directors of Umpqua designated by Umpqua, including Mr. O’Haver, and seven (7) will be former members of the board of directors of Columbia designated by Columbia, including Mr. Stein and Mr. Eerkes. The Merger Agreement provides that the headquarters of the surviving corporation will be located in Tacoma, Washington, and the headquarters of the surviving bank will be located in the Portland, Oregon, metropolitan area (including Clackamas and Washington Counties). Effective as of the Effective Time, the bylaws of Columbia will be amended to reflect the foregoing and certain related governance matters. In connection with the completion of the Merger, Columbia’s articles of incorporation will also be amended to increase the number of authorized shares of Columbia Common Stock from 115 million to 520 million (the “Articles Amendment”).

The Merger Agreement contains customary representations and warranties from both Umpqua and Columbia, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (2) its obligations to call a meeting of its shareholders to approve, in the case of Umpqua, the Merger Agreement and the transactions contemplated thereby (the “Umpqua Shareholder Approval”), and, in the case of Columbia, the issuance of shares of Columbia Common Stock constituting the consideration to be received by Umpqua’s shareholders in the Merger and the Articles Amendment (collectively, the “Columbia Shareholder Approval”) and, subject to certain exceptions, for the board of directors of each of Umpqua and Columbia to recommend that its shareholders vote in favor of such approvals, and (3) its non-solicitation obligations relating to alternative acquisition proposals. Umpqua and Columbia have also agreed to use their reasonable best efforts to prepare and file all applications, notices and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Merger Agreement.

The completion of the Merger is subject to customary conditions, including (1) receipt of the Umpqua Shareholder Approval and the Columbia Shareholder Approval, (2) the filing of a notification of shares of Columbia Common Stock to be issued in the Merger in accordance with the NASDAQ Stock Market’s listing rules, (3) receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System and the Federal Deposit Insurance Corporation, (4) effectiveness of the registration statement on Form S-4 for the Columbia Common Stock to be issued in the Merger, and (5) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Mergers, the Bank Merger or any of the other transactions contemplated by the Merger Agreement or making the completion of the Mergers, the Bank Merger or any of the other transactions contemplated by the Merger Agreement illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement and (3) receipt by such party of an opinion from its counsel to the effect that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Umpqua and Columbia and further provides that a termination fee of $145,000,000 will be payable by either Umpqua or Columbia, as applicable, in the event of a termination of the Merger Agreement under certain circumstances.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Umpqua or Columbia, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Umpqua, Columbia, their respective affiliates or their respective businesses, the Merger Agreement and the Mergers that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of Umpqua and Columbia and a prospectus of Columbia, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that each of Umpqua and Columbia makes with the Securities and Exchange Commission (“SEC”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of October 11, 2021, by and among Umpqua Holdings Corporation, Columbia Banking System, Inc., and Cascade Merger Sub, Inc.*
Exhibit 104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Umpqua Holdings Corporation (“Umpqua”) and Columbia Banking System, Inc. (“Columbia”), the expected timing of completion of the transaction, and other statements that are not historical facts.  Such statements are subject to numerous assumptions, risks, and uncertainties.  All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements.  Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations.  The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements:  changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and Umpqua’s and Columbia’s respective businesses, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, or any slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures, including on product pricing and services; success, impact, and timing of Umpqua’s and Columbia’s respective business strategies, including market acceptance of any new products or services and Umpqua and Columbia’s ability to successfully implement efficiency and operational excellence initiatives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Umpqua and Columbia are parties; the outcome of any legal proceedings that may be instituted against Umpqua or Columbia; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; changes in Umpqua’s or Columbia’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Umpqua and Columbia do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Umpqua and Columbia successfully; the dilution caused by Columbia’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Umpqua and Columbia.  Additional factors that could cause results to differ materially from those described above can be found in Umpqua’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021 and June 30, 2021, which are on file with the Securities and Exchange Commission (the “SEC”) and available on Umpqua’s investor relations website, www.umpquabank.com, under the heading “Financials,” and in other documents Umpqua files with the SEC, and in Columbia’s Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021 and June 30, 2021, which are on file with the SEC and available on Columbia’s website, www.columbiabank.com, under the heading “Financial Information” and in other documents Columbia files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time.  Neither Umpqua nor Columbia assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction (the “Transaction”), Columbia will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Umpqua and Columbia and a Prospectus of Columbia, as well as other relevant documents concerning the Transaction.  Certain matters in respect of the Transaction involving Umpqua and Columbia will be submitted to Umpqua’s and Columbia’s shareholders for their consideration.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Umpqua and Columbia, without charge, at the SEC’s website, www.sec.gov.  Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Umpqua Holdings Corporation, Attention: Andrew Ognall, One SW Columbia Street, Suite 1200, Portland, OR  97204, 503-727-4100 or to Columbia Banking System, Inc., Attention: Investor Relations, P. O. Box 2156, MS 3100, Tacoma, WA 98401-2156, 253-471-4065.

PARTICIPANTS IN THE SOLICITATION

Umpqua, Columbia, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Umpqua and Columbia in connection with the Transaction under the rules of the SEC.  Information regarding Umpqua’s directors and executive officers is available in Umpqua’s definitive proxy statement relating to its 2021 Annual Meeting of Shareholders, which was filed with the SEC on March 5, 2021, and other documents filed by Umpqua with the SEC.  Information regarding Columbia’s directors and executive officers is available in Columbia’s definitive proxy statement relating to its 2021 Annual Meeting of Shareholders, which was filed with the SEC on April 12, 2021, and other documents filed by Columbia with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus relating to the Transaction.  Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: October 15, 2021	By:	/s/ Andrew H. Ognall
Andrew H. Ognall
Executive Vice President, General Counsel and Secretary